SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)



Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

       / /     Preliminary Proxy Statement
       / /     Confidential,  for Use of the  Commission  Only (as  permitted by
               Rule 14a-6(e)(2))
       / /     Definitive Proxy Statement
       /X/     Definitive Additional Materials
       / /     Soliciting Material Pursuant to Section  240.14a-11(c) or Section
               240.14a-12

                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 WHX CORPORATION
--------------------------------------------------------------------------------
                   (Name of Persons(s) Filing Proxy Statement)

        Payment of Filing Fee (Check the appropriate box):

        /X/    No fee required.

        / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1)    Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------


        (2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------


        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------

        (4)    Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------


        (5)    Total fee paid:
--------------------------------------------------------------------------------


        / /    Fee paid previously with preliminary materials:
--------------------------------------------------------------------------------


        / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)    Amount Previously Paid:

--------------------------------------------------------------------------------


        (2)    Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------


        (3)    Filing Party:

--------------------------------------------------------------------------------


        (4)    Date Filed:

--------------------------------------------------------------------------------

                                [WHX LETTERHEAD]


                                                                  April 26, 1999

Dear Fellow Stockholder:

WHX is a substantial stockholder in Global Industrial Technologies. As owner of approximately 9.8% of the company, WHX IS COMMITTED TO MAXIMIZING THE VALUE OF GLOBAL FOR ALL SHAREHOLDERS. We urge you to join us in our effort to obtain maximum value for your investment. Global Industrial Technologies' Annual Meeting is scheduled to take place on May 28, 1999. At that time, you will have the opportunity to elect a nominee who can act on your behalf to keep pressure on the Global board, and to vote on proposals that will send to Global's board the strongest message that they should act NOW to maximize the value of Global shares.

WE URGE YOU TO VOTE TO PROTECT YOUR INVESTMENT NOW BY SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD TODAY.

--------------------------------------------------------------------------------
                  WHX IS COMMITTED TO THE PROMPT SALE OF GLOBAL
                              TO THE HIGHEST BIDDER
--------------------------------------------------------------------------------

IF THE WHX NOMINEE IS ELECTED, HE WILL STRONGLY ADVOCATE THE IMMEDIATE SALE OF GLOBAL TO THE HIGHEST BIDDER. IN FACT, WHX WOULD CONSIDER INCREASING ITS BID IF GLOBAL COULD DEMONSTRATE GREATER VALUE. FURTHERMORE, WHX WOULD BE OPEN TO HIGHER BIDS SHOULD THEY BECOME AVAILABLE. THE FACT IS, HOWEVER, THAT THE GLOBAL BOARD, WHILE TOUTING ITS COMMITMENT TO SHAREHOLDER VALUE, HAS REFUSED TO NEGOTIATE WITH WHX AND HAS SHUT OUT WHX FROM THE DISCUSSIONS.

Remember, the Global board made NO attempts to maximize the value of your shares until AFTER WHX disclosed its position in Global. Left to its own devices, the Global board has done nothing to act in your best interests. KEEP THE PRESSURE ON THE BOARD TO DO THE RIGHT THING. Electing the WHX nominee to the Global board will help to ensure that the Global board will pursue an open, honest process to sell the company and maximize the value of your investment.

--------------------------------------------------------------------------------
            CAN YOU RELY ON THE GLOBAL BOARD TO MAXIMIZE THE VALUE OF
                                YOUR INVESTMENT?
--------------------------------------------------------------------------------

WE BELIEVE YOU SHOULD KNOW SOME IMPORTANT FACTS ABOUT YOUR BOARD AND MANAGEMENT:

(1) Global's recent proxy statement discloses, among other things, that Global repriced 312,700 stock options held by executive officers by reducing their exercise prices from as much as $17.41 per share to $6.91 per share. In total, almost one million employee stock options were repriced to $6.91 per share. In our view, this is yet another example of Global's board and management acting in their own self-interest, at the expense of Global's stockholders.

(2) Numerous Global executives have been awarded "golden parachutes," many of which include tax "gross-up" payments. These parachute payments could be extremely costly to an acquiring company and we believe will reduce the price that a potential acquiror is willing to pay for your shares.

(3) While Global's board and management have gone to considerable lengths to deprive you of the opportunity to benefit from the WHX Offer, the vesting of their new options was accelerated upon commencement of our Offer.

--------------------------------------------------------------------------------
                   SEND YOUR BOARD A MESSAGE IT CAN'T IGNORE!
--------------------------------------------------------------------------------

We have summarized above just a few reasons why we believe your interests are not represented by the Board and management of Global. AGAIN, WE WANT TO REMIND YOU THAT WHX OWNS APPROXIMATELY 9.8% OF GLOBAL--A SUBSTANTIAL INTEREST IN THE COMPANY. OUR INTERESTS ARE ALIGNED WITH YOURS.

WHX is committed to maximizing the value of Global. CONSEQUENTLY, WHX IS COMMITTED TO THE PROMPT SALE OR RESTRUCTURING OF GLOBAL, SO THAT EVERY STOCKHOLDER RECEIVES MAXIMUM VALUE FOR THEIR SHARES.

We believe that the presence of the WHX Nominee on the Global board is an important and necessary step toward arranging a transaction that will maximize the value of your shares. The enclosed proxy statement and supplement contain important information concerning the Global Annual Meeting--please read them carefully. WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY.

Thank you for your support.

Sincerely,



Ronald LaBow
Chairman


================================================================================
                                    IMPORTANT

O PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

O DO NOT SIGN ANY WHITE PROXY CARD THAT YOU MAY RECEIVE FROM GLOBAL, EVEN AS A PROTEST VOTE AGAINST GLOBAL'S BOARD AND MANAGEMENT.

IF YOU HAVE ANY QUESTIONS, OR NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CONTACT THE FIRM ASSISTING US IN THE SOLICITATION OF PROXIES:

                           INNISFREE M&A INCORPORATED
                            TOLL-FREE: (888) 750-5834
                 BANKS AND BROKERS CALL COLLECT: (212) 750-5833

================================================================================

                                  SUPPLEMENT TO
                                 PROXY STATEMENT
                                       OF
                                 WHX CORPORATION

    ------------------------------------------------------------------------


                       1999 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                      GLOBAL INDUSTRIAL TECHNOLOGIES, INC.
                                   TO BE HELD
                              FRIDAY, MAY 28, 1999
    ------------------------------------------------------------------------


            PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD

                  This Supplement (the "Supplement") together with the attached proxy statement (the "Proxy Statement") and the enclosed BLUE proxy card are being furnished to stockholders of Global Industrial Technologies, Inc., a Delaware corporation (the "Company") by WHX Corporation, a Delaware corporation, and GT Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of WHX Corporation (collectively "WHX") in connection with the solicitation of proxies from the Company's stockholders to be used at the 1999 Annual Meeting of Stockholders of the Company, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof (the "Annual Meeting"), to take the following actions: (i) to elect one or more persons (collectively, the "WHX Nominee") to be nominated by WHX for election as Class I Directors to the Board of Directors of the Company (the
"Board"), who are expected, subject to their fiduciary duties, to take all actions as may be necessary to maximize value for the stockholders of the Company; (ii) to approve a non-binding stockholder resolution (the "Classified Board Resolution") urging the Board to take all appropriate steps to eliminate classified director terms unless the classification of the Board is approved by the holders of a majority of the Company's outstanding Shares (as defined herein); and (iii) to approve a non-binding stockholder resolution (the "Poison Pill Resolution") urging the Board to terminate the Company's Rights Agreement (the "Rights Agreement") dated as of October 31, 1995, as amended on February 16, 1998, September 18, 1998, October 5, 1998 and February 9, 1999 and redeem the Rights issued thereunder, unless the Rights Agreement is approved by the holders of a majority of the Company's outstanding Shares.

                  According to the Company, the Annual Meeting is scheduled to take place on Friday, May 28, 1999, and the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting has been fixed as the close of business on April 8, 1999. On that date, the Company has stated that 22,295,629 shares of common stock, par value $.25, (the "Shares") were outstanding and entitled to vote at the Annual Meeting.

                  This Supplement and the BLUE proxy card are first being furnished to the Company's stockholders on or about April 28, 1999. This Supplement supplements and amends the attached Proxy Statement that was first mailed to the Company's stockholders on February 19, 1999, and should be read in conjunction with the Proxy Statement. Unless defined in this Supplement, capitalized terms used in this Supplement shall have their respective meanings as set forth in the attached Proxy Statement.

1.                SCHEDULED EXPIRATION OF THE OFFER

                  On April 16, 1999, WHX extended its Offer to 5:00 p.m., New York City time on May 20, 1999, unless further extended (as such date may be extended, the "Expiration Date"). While WHX currently intends to extend its Offer beyond the date of the Annual Meeting, there is no assurance that it will do so.

2.                THE WHX NOMINEE.

                  The biographical information of the WHX Nominees set forth in the Proxy Statement is amended to provide that Mr. Olshan is currently 71 years old. Except as provided above, the information contained in the Proxy Statement remains unchanged.

3.                DIRECTORS AND EXECUTIVE OFFICERS OF WHX.

                  The information set forth in Schedule I to the Proxy Statement is amended by Schedule I to this Supplement. Except as provided in Schedule I to this Supplement, the information contained in the Proxy Statement remains unchanged.

4.                SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT OF
                  THE COMPANY.

                  The information set forth in Schedule III to the Proxy Statement is amended as follows:

                  Set forth below is information regarding the Shares owned by certain beneficial owners, directors, nominees and executive officers of the Company. The following table shows the beneficial ownership of persons known to the Company to be the beneficial owners of more than five percent of the outstanding Shares as of April 12, 1999.


                                            Number of Shares of
Name And Address Of Beneficial Owner         Common Stock Owned          Percent Of Class
------------------------------------         ------------------          ----------------
WHX Corporation                                   2,173,800                   9.749%
110 East 59th Street
New York, NY 10022
Franklin Resources                                1,715,900(1)                7.696
One Parker Plaza
Ft. Lee, New Jersey 07724

(1)               Based  upon a Form 13G filed with the  Commission  on or about
                  December 31, 1998.

                  The following table states the number of Shares owned by each current director , nominee or executive officer of the Company and by all directors, nominees and executive officers as a group as of December 31, 1998. Except as otherwise indicated, each individual named has sole investment and voting power with respect to the securities shown.

     Names                Shares Owned (1)   Stock Units (2)    Percent Of Class
     -----                ----------------   ---------------    ----------------
Rawles Fulgham                 52,000                  0              .24%
David H. Blake                 47,000                  0              .21
Samuel B. Casey, Jr            46,259                  0              .21
Richard W. Vieser              81,623                  0              .37
Sheldon R. Erikson                  0                  0                0
Graham L. Adelman             141,034              9,433              .64
Juan M. Bravo                  91,160              8,569              .41


       Names                           Shares Owned (1)    Stock Units (2)      Percent Of Class
       -----                           ----------------    ---------------      ----------------
George W.  Pasley                          85,771               1,863                  .39
Jeanette H. Quay                            7,218               3,161                  .03
J.L. Jackson                              451,550              58,963                 2.04
All Directors and officers a group      1,220,059              83,315                 5.64

o Includes the following Shares subject to options granted under various incentive compensation plans which are exercisable within sixty days: 46,000 Shares for each of Messrs. Fulgham, Blake, Casey, and Vieser; 111,450 Shares for Mr. Adelman; 79,500 Shares for Mr. Bravo; 85,250 Shares for Mr. Pasley; 5,783 Shares for Ms. Quay; 439,550 Shares for Mr. Jackson; and 1,119,333 Shares for all current directors and nominees and executive officers as a group. Such Shares are considered to be beneficially owned under the rules of the Commission and are considered to be outstanding for the purpose of calculating percentage ownership.

o Includes Shares which may be distributable after termination of employment to persons included in the table who have deferred payment of annual incentive compensation pursuant to the Company's Deferred Compensation Plan. Stock Units represent an additional exposure of such persons to changes in the value of Shares which is not reflected in the column "Shares Owned".

                  Except with respect to information relating to WHX Corporation, and except as indicated above, the foregoing information has been taken from the Company's Definitive Proxy Statement on Schedule 14A filed with the Commission on April 16, 1999 (the "Company's Proxy Statement"). Other information relating to the Company contained in the Proxy Statement and this Supplement has been taken from the Company's Proxy Statement, the Company's
Solicitation/Recommendation Statement on Schedule 14D-9, as amended, the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and other documents on file with the Commission. Although WHX does not have any information that would indicate that any information contained in the Proxy Statement and the Supplement that has been taken from such documents is inaccurate or incomplete, WHX does not take any responsibility for the accuracy or completeness of such information.

5.                OTHER MATTERS.

                  According to the Company's Proxy Statement, the Company is soliciting proxies with respect to the following additional proposals at the Annual Meeting: (i) to vote upon a shareholder proposal calling for the prompt sale of the Company, and (ii) to vote upon a shareholder proposal calling for the declassification of the Company's Board. Please refer to the Company's Proxy Statement for a detailed description of these proposals, including various arguments in favor of and against such proposals. WHX expresses no opinion and makes no recommendations on these proposals. The accompanying BLUE proxy card will be voted in accordance with your instructions on such card. You may vote for approval of the shareholder proposals, vote against such proposals or abstain from voting on such proposals by marking the proper box on the BLUE proxy card. If no marking is made, you will be deemed to have given a direction to abstain from voting the Shares represented by the BLUE proxy card with respect to the approval of these shareholder proposals.

                  Except as set forth above, WHX is not aware of any matters to be considered at the Annual Meeting. However, if any other matters properly come before the Annual Meeting which WHX does not know, a reasonable time before the Annual Meeting, are to be presented, including any motion to adjourn the Annual Meeting prior to the taking of a vote on the election of directors and other matters set forth in this Proxy Statement, the persons named in the BLUE proxy card, or their substitutes, will vote in their discretion all Shares covered by BLUE proxy cards with respect to such matters.

                                             WHX CORPORATION
                                             April 27, 1999

                                   SCHEDULE I
                       SUPPLEMENTAL INFORMATION CONCERNING
                     DIRECTORS AND EXECUTIVE OFFICERS OF WHX



                                                 PRINCIPAL OCCUPATION OR
NAME AND PRINCIPAL                            EMPLOYMENT; MATERIAL POSITIONS
 BUSINESS ADDRESS                            HELD DURING THE PAST FIVE YEARS
---------------------------------------   --------------------------------------
James G. Bradley.......................   Executive  Vice  President.  Executive
                                          Vice  President  of WHX and  President
                                          and   Chief   Executive   Officer   of
                                          Wheeling  Pittsburgh Steel Corporation
                                          ("WPSC")  since April 1998.  President
                                          and Chief Operating  Officer of Koppel
                                          Steel  Company  from  October  1997 to
                                          April 1998. Vice President of WHX from
                                          October   1995   to   October    1997.
                                          Executive Vice President-Operations of
                                          WPSC  from  October  1995  to  October
                                          1997.  Vice   President-Operations  of
                                          International  Mill  Service  from May
                                          1992  to  October  1995.  Director  of
                                          WesBanco, Inc. since August 1998.

William Goldsmith......................   Director.   Management  and  Marketing
  Fiber Fuel International, Inc.          Consultant since 1984. Chairman of the
  221 Executive Circle, Suite II          Board of Nucon Energy Corp. since 1998
  Savannah, GA 31406                      and TMP,  Inc.  from  January  1991 to
                                          1993.  Chairman of Overspin Golf since
                                          1993.   Chief  Executive   Officer  of
                                          Overspin   Golf  from   January   1994
                                          through October 1994.  Chairman of the
                                          Board and Chief  Executive  Officer of
                                          Fiber Fuel  International,  Inc., from
                                          1994 to 1997. Life Trustee to Carnegie
                                          Mellon University since 1980.

Robert D. LeBlanc......................   Mr.  LeBlanc  is  also a  Director  of
                                          Church & Dwight Co.,  Inc., a consumer
                                          products   and   specialty    chemical
                                          company.

Howard Mileaf..........................   Vice  President  --  General  Counsel.
                                          Vice  President -- General  Counsel of
                                          WHX since May 1998;  Vice President --
                                          Special Counsel of WHX from April 1993
                                          to  April  1998.  Trustee/Director  of
                                          Neuberger  &  Berman   Equity   Mutual
                                          Funds, since 1984.

Paul J. Mooney.........................   Vice    President.    Executive   Vice
                                          President   of  WPC  and  WPSC   since
                                          October  1997.  National  Director  of
                                          Cross Border Filing  Services with the
                                          Accounting,  Auditing and SEC Services
                                          department  of  PricewaterhouseCoopers
                                          LLP from July 1996 to  November  1997.
                                          Accounting   and   Business   Advisory
                                          Services  Department--Pittsburgh  Site
                                          Leader of  PricewaterhouseCoopers  LLP
                                          from  1988  until  June  1996.  Client
                                          Service  and  Engagement   Partner  of
                                          PricewaterhouseCoopers  LLP from  1985
                                          until November 1997.

                                                 PRINCIPAL OCCUPATION OR
NAME AND PRINCIPAL                            EMPLOYMENT; MATERIAL POSITIONS
 BUSINESS ADDRESS                            HELD DURING THE PAST FIVE YEARS
---------------------------------------   --------------------------------------
Raymond S. Troubh......................   Director.  Financial Consultant for in
  10 Rockefeller Plaza                    excess of past five years.  Mr. Troubh
  Suite 712                               is   also   a   director    of   ARIAD
  New York, NY 10021                      Pharmaceuticals,     Inc.,     Becton,
                                          Dickinson   and  Company,   a  medical
                                          instrumentation and equipment company,
                                          Diamond   Offshore   Drilling,   Inc.,
                                          Foundation   Health   Systems,   Inc.,
                                          General  American  Investors  Company,
                                          Olsten  Corporation,  a temporary help
                                          company,  Starwood  Hotels &  Resorts,
                                          and    Triarc     Companies,     Inc.,
                                          restaurants  and soft drinks.  Trustee
                                          of  Microcap   Liquidating  Trust  and
                                          Petrie Stores Liquidating Trust.

                                    IMPORTANT


         Tell your Board what you think! Your vote is important. No matter how many Shares you own, please give WHX your proxy FOR the election of WHX Nominee, FOR approval of the Classified Board Resolution and FOR approving the Poison Pill Resolution by taking four steps:


         1.       SIGNING the enclosed BLUE proxy card,


         2.       DATING the enclosed BLUE proxy card,


         3. MAILING the enclosed BLUE proxy card TODAY in the envelope provided (no postage is required if mailed in the United States), and

         4. AFTER signing the enclosed BLUE proxy card, do not sign any other cards. Do not even vote "against" on the Company's white proxy card; rather, discard any white proxy cards sent to you by the Company.

         If you have already submitted a proxy to the Company for the Annual Meeting, you may change your vote by signing, dating and returning the enclosed BLUE proxy card for the Annual Meeting, which must be dated after any proxy you may have previously submitted to the Company. Only your latest dated proxy counts.

         If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the BLUE proxy card representing your Shares. WHX urges you to confirm in writing your instructions to WHX in care of at the address provided below so that WHX will be aware of all instructions given and can attempt to ensure that such instructions are followed.

         If you have any questions about voting your Shares or require any additional information, please contact, Innisfree M&A Incorporated at the address or number set forth below.


                           INNISFREE M&A INCORPORATED
                         501 MADISON AVENUE, 20TH FLOOR
                            NEW YORK, NEW YORK 10022
                          CALL TOLL FREE (888) 750-5834
                                       OR
                 BANKS AND BROKERS CALL (212) 750-5833 (COLLECT)

    GLOBAL INDUSTRIAL TECHNOLOGIES, INC. 1999 ANNUAL MEETING OF STOCKHOLDERS

              THIS PROXY IS SOLICITED ON BEHALF OF WHX CORPORATION

The undersigned appoints Ronald LaBow and Marvin L. Olshan and each of them, attorneys and agents with full power of substitution to vote all shares of common stock of Global Industrial Technologies, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the 1999 Annual Meeting of Stockholders of the Company, and including at any adjournments or postponements thereof and at any special meeting called in lieu thereof, as follows:

WHX CORPORATION RECOMMENDS A VOTE FOR THE ELECTION OF THE WHX NOMINEE NAMED BELOW, FOR THE CLASSIFIED BOARD RESOLUTION UNDER ITEM 2 AND FOR THE POISON PILL RESOLUTION UNDER ITEM 3. WHX MAKES NO RECOMMENDATION AS TO THE PROPOSALS SET FORTH IN ITEMS 4 AND 5.

         1. ELECTION OF DIRECTORS: To elect Ronald LaBow to serve as a Class I Director of the Company. Marvin L. Olshan will be voted to be elected to serve as a Class I Director in the event that (a) the Company purports to increase the number of directorships to six or more, and/or (b) in the event that Mr. LaBow is unable for any reason to serve as a Director.


         [ ]      FOR THE WHX NOMINEE(S)   [ ]    WITHHOLD AUTHORITY FOR THE WHX
                  LISTED ABOVE                    NOMINEE(S) LISTED ABOVE

         INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below. In the event that the Company purports to increase the number of directorships to six or more, a vote FOR the WHX Nominees shall serve as a vote FOR both Ronald LaBow and Marvin L. Olshan. In such event, a vote to WITHHOLD AUTHORITY for Ronald LaBow shall serve as a vote to WITHHOLD AUTHORITY for both Ronald LaBow and Marvin L. Olshan.

         I withhold authority to vote for the following nominee(s):

         2. CLASSIFIED BOARD RESOLUTION PROPOSED BY WHX. To adopt the following resolution:

                  "RESOLVED, that unless the classification of the Board of Directors is approved by an affirmative vote of a majority of the stockholders at a meeting of stockholders to be called by the Board for such purpose, the stockholders of Global Industrial Technologies, Inc. (the "Company") hereby request that the Company's Board of Directors promptly take all appropriate steps to amend its Certificate of Incorporation to eliminate the classification of the Board of Directors and to require that all Directors stand for election annually, all in a manner permitted by applicable law."


                  FOR [ ]                AGAINST [ ]           ABSTAIN [ ]


         3. POISON PILL RESOLUTION PROPOSED BY WHX. To adopt the following resolution:

                  "RESOLVED, that the stockholders of Global Industrial Technologies, Inc. (the "Company") hereby request that the Board of Directors of the Company terminate the Rights Agreement dated as of October 31, 1995, as amended on February 16, 1998, September 18, 1998, October 5 1998 and February 9, 1999 and redeem the rights distributed thereunder, unless the Rights Agreement is approved by an affirmative vote of a majority of the stockholders at a meeting of stockholders to be called by the Board for such purpose, and that this policy of stockholder approval apply to all "rights plans" considered at any time by the Board."


                  FOR [ ]                AGAINST [ ]           ABSTAIN [ ]

         4. To adopt a shareholder proposal calling for the prompt sale of the Company.

                  FOR [ ]                AGAINST [ ]           ABSTAIN [ ]

         5.       To   adopt   a   shareholder    proposal   calling   for   the
                  declassification of the Board of Directors.

                  FOR [ ]                AGAINST [ ]           ABSTAIN [ ]

         6. In their discretion with respect to any other matters as may properly come before the Annual Meeting.

         The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this proxy will be voted as directed above. If no direction is indicated with respect to proposals 1, 2, 3 and 6, this proxy will be voted FOR the election of the WHX Nominee and FOR the proposals set forth in Items 2 and 3 above and in the manner set forth in Item 6 above. If no direction is made with respect to proposals 4 and 5, this proxy will be treated as a direction to abstain from voting with respect to such proposals.

         This proxy will be valid until the sooner of one year from the date indicated below and the completion of the Annual Meeting.



DATED:  _________________________________,  1999.

 PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.

 -------------------------------------------------------
(Signature)

 -------------------------------------------------------
 (Signature, if held jointly)

 -------------------------------------------------------
 (Title)

     WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH SIGNING.

       IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN
                             THE ENCLOSED ENVELOPE!